Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-199071 under the Securities Act of 1933 and Amendment No. 192 to the Registration Statement on Form N-4, File No. 811-05672 under the Securities Act of 1940 of WRL Series Annuity Account of our report dated April 24, 2015 relating to the financial statements of WRL Series Annuity Account and to the use of our report dated April 28, 2015 with respect to the financial statements of Transamerica Premier Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 28, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company and (2) dated April 28, 2014, with respect to the financial statements of the subaccounts of WRL Series Annuity Account, included in the Post-Effective Amendment No. 1 (Form N-4, No. 333-199071) and related to the Prospectus of WRL Freedom Premier Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, IA

April 28, 2015